Accrued liabilities and provisions	12 Months Ended
Dec. 31, 2019
Accrued liabilities and provisions
Accrued liabilities and provisions

22.         Accrued liabilities and provisions

			Environmental
	Asset retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2018	6,719,275	127,945	906,792	7,754,012
Increase in abandonment costs	2,188,928	—	—	2,188,928
Additions	112,486	58,913	90,854	262,253
Uses	(410,191)	(45,342)	(59,755)	(515,288)
Financial costs	226,803	—	3	226,806
Foreign currency translation	(5,240)	79	1,211	(3,950)
Transfers	3,359	(4,166)	6,334	5,527
Balance as of December 31, 2019	8,835,420	137,429	945,439	9,918,288
Current	589,411	28,662	171,224	789,297
Non-current	8,246,009	108,767	774,215	9,128,991
	8,835,420	137,429	945,439	9,918,288

			Environmental
	Asset retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2017	5,527,324	182,966	827,159	6,537,449
Increase in abandonment costs	1,062,280	—	—	1,062,280
Additions	71,015	61,851	174,780	307,646
Uses	(182,130)	(114,647)	(100,215)	(396,992)
Financial costs	186,518	—	—	186,518
Foreign currency translation	54,610	(2,368)	10,983	63,225
Transfers	(342)	143	(5,915)	(6,114)
Balance as of December 31, 2018	6,719,275	127,945	906,792	7,754,012
Current	549,678	88,623	176,108	814,409
Non–current	6,169,597	39,322	730,684	6,939,603
	6,719,275	127,945	906,792	7,754,012

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2016	5,064,660	209,932	643,278	5,917,870
Increase in abandonment costs	39,634	—	—	39,634
Additions (reversals)	110,587	(19,185)	106,532	197,934
Uses	(66,469)	(7,742)	(19,613)	(93,824)
Financial costs	379,891	—	(367)	379,524
Foreign currency translation	(979)	(39)	718	(300)
Transfers (1)	—	—	96,611	96,611
Balance as of December 31, 2017	5,527,324	182,966	827,159	6,537,449
Current	199,824	159,881	199,123	558,828
Non-current	5,327,500	23,085	628,036	5,978,621
	5,527,324	182,966	827,159	6,537,449

(1)Mainly includes transfers to liabilities associated with assets held for sale.

22.1       Asset retirement obligation

The estimated liability for asset retirement obligation costs corresponds to the future obligation that the Ecopetrol Business Group to restore environmental conditions to a level similar to that existing before the start of projects or activities, as described in Note 3.5 – Abandonment and dismantling costs of fields and other facilities. As these relate to long–term obligations, this liability is estimated by projecting the expected future payments and discounting at present value with a rate indexed to the Ecopetrol Business Group’s financial obligations, taking into account the temporariness and risks of this obligation. The discount rates used in the estimate of the obligation as of December 31, 2019 were: Exploration and Production 3.01% (2018 – 3.54)%, Transportation and Logistics 2.61% (2018 - 3.69)% and Refining and Petrochemicals 3.94% (2018- 3.84 )%.

22.2       Litigation

The following is a summary of the main legal proceedings recognized in the consolidated statement of financial position, where the expectation of loss is probable and could imply an outflow of resources as of December 31, 2019 and 2018:

Proceedings	2019	2018

Provision to execute contracts	93,992	93,992
Controversy for breach of contract with firms Consulting Group and Industrial Consulting SAS. with the Refinería de Cartagena and payment was made in 2019	—	15,541

22.3       Environmental contingencies and others

These correspond to contingencies for environmental incidents and obligations related to environmental compensation and mandatory investment of 1% for the use of, exploitation of or effect on natural resources imposed by national, regional and local environmental authorities. Mandatory investment of 1% is based on the use of water taken directly from natural sources in accordance with the provisions of Law 99 of 1993, Article 43, Decree 1900 of 2006, Decree 2099 of 2017 and 075 and 1120 of 2018 and article 321 of Law 1955 of 2019 in relation to the projects that Ecopetrol develops in Colombia.

The Colombian Government through the Ministry of Environment and Sustainable Development, issued in December 2016 and in January 2017 the Decrees 2099 and 075, which modify the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, related to the mandatory investment for the use of water taken directly from natural sources.

In 2017, the main changes established by these decrees were related to the areas and lines of investment and the basis for settlement of the obligations. Similarly, June 30, 2018 was declared the maximum date to modify investment plans that were underway. On June 30, 2017, Ecopetrol filed with the National Environmental Licensing Authority (ANLA) certain investment plans to meet the 1% mandatory investment based on the new decrees, relative to investment lines, maintaining the settlement base of Decree 1900.

As of December 31, 2018, the provision for the 1% mandatory investment for the use of water was estimated based on the parameters established in Decree 1076 of 2015. The Ecopetrol Business Group is in the process of analyzing the impact of the applicability of the changes set out in the aforementioned decrees.

As of December 31, 2019, the Ecopetrol Business Group achieved a new certification of a settlement base and the acceptance of the percentage of the investment values' update of 1% in compliance with article 321 of Law 1955 of 2019 generating a lower provision of this obligation.

22.4Contingencies

Oleoducto Bicentenario de Colombia S.A.S.

During July 2018, the carriers Frontera Energy Colombia Corp. (“Frontera”), Canacol Energy Colombia S.A.S. (“Canacol”) and Vetra Exploración y Producción Colombia S.A.S. (“Vetra” and, together with Frontera and Canacol, the “Carriers”) sent letters to Oleoducto Bicentenario de Colombia S.A.S. (“Bicentenario”) alleging the early termination rights under the Ship-or-Pay Transport Agreements entered by each of them and Bicentenario in 2012 (the “Transport Agreements”).

In accordance with the foregoing, the carriers have ceased to fulfill their obligations under said Transport Agreements. Bicentenario has rejected the terms of the letters, noting that there was no option for early termination and reiterating to the Carriers that the Transport Agreements are current and therefore the Carriers must fulfill their obligations under the Transport Agreements in a timely fashion.

Under Bicentenario’s understanding that the Transport Agreements remain current and that the Carriers are in violation of their obligations under such agreements, Bicentenario declared the Carriers delinquent because of their failure to pay the tariff under the aforementioned agreements. Consequently, Bicentenario executed the standby letters of credit posted as guarantee for the Transport Agreements.

Having exhausted the direct settlement stages with each carrier, Bicentenario withdrew the initially filed claims and filed arbitration claims against each of them as follows: (i) on November 12, 2019, Bicentenario filed a claim against Frontera under cover of the arbitration agreement contained in the Transport Agreement; (ii) on December 10, 2019, Bicentenario filed a claim against Vetra under the arbitration agreement contained in the Transport Agreement; and (iii) on December 26, 2019, Bicentenario filed a claim against Canacol under the arbitration agreement contained in the Transport Agreement. On December 3, 2019, Bicentenario also filed an arbitration claim against Frontera, Pacific OBC, Corp., Pacific OBC 1, Corp., Pacific OBC 4, Corp., Canacol and Vetra under the Acuerdo Marco de Inversión before the Center for Arbitration and Conciliation of the Bogotá Chamber of Commerce.

The four arbitration proceedings are ongoing.

Simultaneously, Bicentenario will continue to exercise its rights under the terms of the Transportation Agreements and its related agreements, to guarantee compliance and claim any compensation, indemnity or restitution arising from the alleged early termination of said agreements, together with other breaches.

Cenit Transporte y Logística de Hidrocarburos S.A.S.

Ship or pay transport agreements:

The clauses in the agreements signed with Frontera Energy Group with respect to the Caño Limón Coveñas Pipeline, and in particular clause 13.3 establish that, in the event of the suspension of services for reasons not attributable to any of the parties, for a period over 180 continuous calendar days, either party may request the early termination of the agreement.

Based on this, on July 12, 2018, CENIT received a communication from Frontera Energy Group, whereby the latter expressed its decision to exercise the provision set forth in clause 13.3 for each of the Transport Agreements signed with respect to the Caño Limón - Coveñas Pipeline, requesting their early termination. In relation to the foregoing, CENIT issued communication CEN-PRE-3451-2018-E dated July 17, 2018 whereby it stated that the grounds to exercise clause 13.3 of the agreements in question have not occurred; therefore, Frontera Energy Group cannot exercise its contractual right to early termination.

Included in that same communication, CENIT stated its intention to continue billing and charging the transportation services established in the aforementioned agreements, considering that they are still valid, therefore Frontera must comply with the obligations assumed therein.

In 2019, CENIT evaluated the revenue recognition principle in accordance with the criteria contained in IFRS 15, determining that it is not possible to recognize the income associated with this agreement in the amount of COP$163,852, notwithstanding the aforementioned, the contractual rights and obligations remain and therefore the controversy with the Frontera Energy Group continues.

As of December 31, 2019, the amounts owed by the Frontera Energy Group in relation to the case described above amount to COP$334,582.

22.5       Legal proceedings not recognized

The following is a summary of the main contingent liabilities that have not been recognized in the statement of financial position as, according to the evaluations made by internal and external advisors of the Ecopetrol Business Group, the expectation of loss is not probable as of December 31, 2019 and 2018:

	2019		2018
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings

Constitutional action	14	1,092,228	13	1,075,965
Ordinary administrative	160	780,150	149	701,080
Ordinary labor	593	49,055	652	76,744
Ordinary civil	52	16,269	54	15,875
Arbitration	0	0	1	10,608
Special labor	13	720	14	1,056
Penal	1	595	1	0
Executive administrative	1	28	2	40
Guardianship	112	10	105	0
Executive civil	1	0	2	1,281
	947	1,939,055	993	1,882,649

22.6       Details of contingent assets

The following is a breakdown of the Ecopetrol Business Group’s principal contingent assets, where the associated contingent gain is likely, but not certain:

	2019		2018
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings

Ordinary administrative	35	373,555	47	229,935
Ordinary civil	75	86,363	40	12,101
Arbitration	1	67,232	1	261,754
Penal	156	60,177	189	58,481
Executive civil	61	4,912	65	3,569
Executive administrative	11	4,028	15	4,286
Ordinary labor	50	3,295	51	6,086
Special labor	57	307	59	320
Guardianship	4	—	6	—
	450	599,869	473	576,532

Refinería de Cartagena S.A.S

On March 8, 2016, Reficar filed a Request for Arbitration before the International Chamber of Commerce (the “ICC”), against Chicago Bridge & Iron Company N.V., CB&I (UK) Limited, and CBI Colombiana S.A. (jointly “CB&I”) concerning a dispute related to the Engineering, Procurement, and Construction Agreements entered into by and between Reficar and CB&I for the expansion of the Cartagena Refinery in Cartagena, Colombia. Reficar is the Claimant in the ICC arbitration and seeks no less than USD$2 billion in damages plus lost profits.

On May 25, 2016, CB&I filed its Answer to the Request for Arbitration and Counterclaim for approximately USD $106 million and COP$324,052 million. On June 27, 2016, Reficar filed its reply to CB&I’s counterclaim denying and disputing the declarations and relief requested by CB&I. On April 28, 2017, CB&I submitted its Statement of Counterclaim increasing its claims to approximately USD$116 million and COP$387,558 million. On March 16, 2018, CB&I submitted its Exhaustive Statement of Counterclaim further increasing its claims to approximately USD$129 million and COP$432,303 million (including in each case interest), and also filed its Exhaustive Statement of Defense to Reficar’s claims. On this same date, Reficar filed its Exhaustive Statement of Claim seeking, among others, USD$ 139 million for provisionally paid invoices under the Memorandum of Agreement(“MOA”) and Project Invoicing Procedure (“PIP”) Agreements and the EPC Contract.

On June 28, 2019, CB&I submitted its Reply to the Non-Exhaustive Statement of Defence to Counterclaim increasing its claims to approximately USD$137 million and COP$503,241 million (including in each case interest, respectively). On this same date, Reficar filed its Reply to CB&I’s Non-Exhaustive Statement of Defense and its Exhaustive Statement of Defense to CB&I’s counterclaim, updating its claim for provisionally paid invoices under the MOA and PIP Agreements and the EPC Contract to approximately USD$137 million.

In January 2020, McDermott International Inc., CB&I’s parent company, filed for bankruptcy and announced that it would initiate a reorganization plan pursuant to Chapter 11 of the United States Bankruptcy Law. In response to this situation, Reficar has implemented actions to protect its interests and is advised by a group of experts with whom it will continue to analyze other available measures under these new circumstances.

The oral hearing was scheduled to begin in April 2020, but the arbitration was stayed, as described below. After the hearing, the Tribunal will analyze the parties’ arguments to render its final decision on Reficar’s and CB&I’s claims. Until the Tribunal renders its final decision, the outcome of this arbitration is unknown.

On January 21, 2020, Comet II B.V., the successor in interest to Chicago Bridge & Iron Company N.V., commenced a bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Upon the bankruptcy filing, an automatic stay of the commencement or continuation of any action or proceeding, or the enforcement of any judgment or award, against Comet II B.V. became effective, staying the arbitration against Comet II B.V. On January 23, 2020, Comet II B.V. obtained an order from the Bankruptcy Court permitting it to, in its discretion, modify the automatic stay to permit it to proceed with litigation or other contested matters. On March 14, 2020, the Bankruptcy Court entered an order confirming a plan of reorganization, and the order provides for the stay against the arbitration to end upon the earlier of the effective date of the plan and August 30, 2020.

In respect of the arbitration involving Reficar, the confirmation order provides that the proper forum for adjudication of the merits of the arbitration is the International Chamber of Commerce tribunal, the arbitration claims will not be subject to estimation in the Bankruptcy Court, and the stay will not be violated if the parties discuss logistical items with the International Chamber of Commerce tribunal or each other. The order reserves all rights and arguments of the parties related to the arbitration schedule, hearing location, and arbitration logistics and also recognizes that, without waiving any arguments, including but not limited to the Debtors’ objections to alternative hearing locations and long gap(s) between hearing dates, lifting the stay on August 30, 2020 provides sufficient time to commence hearings on or after December 7, 2020.

22.7       Investigations of control entities

Reficar Investigations

Reficar is a wholly owned subsidiary of Ecopetrol.  According to Colombian regulations, Ecopetrol’s and Reficar’s employees are considered public servants, and as such can be held liable for negligent use or management of public resources.  In this context, given that Ecopetrol is majority owned by the Colombian Government and Reficar is a wholly owned subsidiary of Ecopetrol, Ecopetrol and Reficar administer public resources.

As a result, Ecopetrol and Reficar employees are generally subject to the control and supervision of the following control entities, among others:

The Office of the Comptroller General (Contraloría General de la República) oversees the adequate use of public resources and has the authority to investigate public employees or private sector employees that use or manage public resources.

The Attorney General’s Office (Procuraduría General de la Nación) supervises compliance with applicable law by public employees and private sector employees that carry out public functions.  The Attorney General’s Office investigates and disciplines individuals for compliance failures.

The Prosecutor’s Office (Fiscalía General de la Nación) investigates potential crimes and prosecutes alleged crimes before the court in judicial proceedings.

The following are the most significant investigations and proceedings carried out by the aforementioned state entities:

1.	The Office of the Comptroller General’s investigations and proceedings

1.1  Because of the modifications of the schedule and budget related to Reficar’s expansion and modernization project (the Project), the Office of the Comptroller General initiated a special audit investigation of the Project in 2016 and delivered a final report to Reficar on December 5, 2016. The report detailed 36 findings most of which were related to increased costs compared to budget for services, labor and materials. As required, on January 18, 2017, Reficar submitted an action plan addressing the 36 findings in the following areas: (i) contract management, (ii) supervision of engineering standards contracted with third parties, and (iii) documentation of the control, reporting and monitoring mechanisms of subcontracts.

1.2  As a result of the findings described above, on March 10, 2017, the Office of the Comptroller General opened actions for financial responsibility (proceso de responsabilidad fiscal) against 36 individuals and the six companies involved in the Project, including former members of Ecopetrol’s Board of Directors, former members of Reficar’s Board of Directors, former employees of Ecopetrol, and former employees of Reficar, as well as Chicago Bridge & Iron Company N.V., CBI - Chicago Bridge & Iron company (CB&I) Americas Ltd., Chicago Bridge & Iron Company CB&I UK Limited, CBI Colombiana S.A., Foster Wheeler USA Corporation and Process Consultants Inc.

These actions were initiated based on the Office of the Comptroller General’s theory that lower than expected profitability at Reficar could have been caused by (i) modifications to the schedule and, (ii) the increase of the budget for the Project.

On June 5, 2018, the Office of the Comptroller General split the initial proceeding in two. The first one is related to the increase of the Project’s budget and the second one is related to the modifications in the Project’s schedule.

Regarding the first proceeding, on June 5, 2018, the Office of the Comptroller General issued charges for financial responsibility (proceso de responsabilidad fiscal) against (i) 15 individuals, which include former members of Reficar’s Board of Directors, a current employee of Ecopetrol, and former employees of Reficar, as well as against (ii) Chicago Bridge & Iron Company N.V., CBI - Chicago Bridge & Iron company (CB&I) Americas Ltd., Chicago Bridge & Iron Company CB&I UK Limited, CBI Colombiana S.A., Foster Wheeler USA Corporation and Process Consultants Inc, and the following insurance companies, Compañía Aseguradora de Fianzas S.A, Coaseguro Confianza S.A., Liberty Seguros S.A., CHUBB de Colombia Compañía de Seguros S.A., Seguros Colpatria S.A. and Mapfre Seguros  Generales de Colombia S.A., as third parties with joint liability.

As for the other 21 individuals initially investigated in 2017, the Office of the Comptroller General closed the investigations. Therefore, as of the date of the consolidated financial statements, no current or former member of Ecopetrol’s Board of Directors was charged in the first proceeding related to the increase in the Project’s budget.

As of the date of the consolidated financial statements, no charges have been issued in the second proceeding related to the modifications in the Project’s schedule.

While the content and status of the proceedings remains confidential, we can report that Reficar and several of its employees have cooperated with and provided the information required by the department of the Office of the Comptroller General in charge of leading the proceedings.

As of the date of the consolidated financial statements, both Ecopetrol and Reficar have no liability under these proceedings.

1.3  In January 2017, the Office of the Comptroller General initiated a special audit in Reficar and delivered a final report to Reficar on July 12, 2017. In this report the Office of the Comptroller General concluded that, in their opinion, Reficar’s 2016 Financial Statements do not reasonably represent, in all important aspects, the entity’s financial position as of December 31, 2016.

On February 2, 2018, the Legal Accounts Commission of the National House of Representatives of the Republic of Colombia informed Reficar that the House of Representatives decided, through Resolution No. 2713 on December 3, 2017, that it would not close the General Budget and Treasury Account and the National Balance Sheet for the 2016 fiscal year, since the 2016 Financial Statements of several state entities, among them Reficar, had received a negative opinion from the Office of the Comptroller General. Pursuant to Resolution No. 2713, Colombian control entities were ordered to initiate the corresponding disciplinary, fiscal and/or criminal investigations.

1.4  In December 2017, the Office of the Comptroller General initiated a special audit in Reficar and submitted a final report to Reficar on May 18, 2018. In this report the Office of the Comptroller General concluded that, in their opinion, Reficar’s 2017 Financial Statements do not reasonably represent, in all important aspects, the entity’s financial position as of December 31, 2017.

On February 6, 2019, the Legal Accounts Commission of the National House of Representatives of the Republic of Colombia informed Reficar that the House of Representatives decided, through Resolution No. 3135 on December 18, 2018, that it would not close the General Budget and Treasury Account and the National Balance Sheet for the 2017 fiscal year, since the 2017 Financial Statements of several state entities, among them Reficar, had received a negative opinion from the Office of the Comptroller General. Pursuant to Resolution No. 3135, Colombian control entities were ordered to initiate the corresponding disciplinary, fiscal and/or criminal investigations.

1.5  On January 2019, the Office of the Comptroller General initiated a financial audit in Reficar and delivered a final report to Reficar on May 20, 2019.

On November 26, 2019, the Legal Accounts Commission of the National House of Representatives of the Republic of Colombia informed Reficar that the House of Representatives had decided, through Resolution No. 2898, that it would not close the General Budget and Treasury Account and the National Balance Sheet for the 2018 fiscal year, since the 2018 Financial Statements of several state entities, among them Reficar, had received a negative opinion from the Office of the Comptroller General. Pursuant to Resolution No. 2898, Colombian control entities were ordered to initiate the corresponding disciplinary, fiscal and/or criminal investigations.

1.6  On January 2020, the Office of the Comptroller General initiated a financial audit in Reficar. The final report is expected to be delivered to Reficar in May 2020.

In respect of the special audits mentioned in sections 1.3, 1.4, 1.5 and 1.6 above, as of the date of the consolidated financial statements, Reficar has no knowledge of any procedural actions carried out by any of the Colombian control entities regarding the disciplinary, fiscal and/or criminal investigations ordered by Resolution No. 2713, Resolution No. 3135 or Resolution No. 2898.

Reficar’s external auditors issued an unqualified opinion on Reficar’s financial position as of December 31, 2016, 2017, 2018 and 2019. As of the date of the consolidated financial statements, such auditors have not informed Reficar that there has been any change to their opinion.

As of the date of the consolidated financial statements, to the best of Ecopetrol’s knowledge, the financial statements continue to fairly represent the financial and operational condition of the Company in all material aspects and its internal controls remain effective.

As of the date of the consolidated financial statements, the current Boards of Directors of Ecopetrol and Reficar are not part of the Comptroller General proceedings.

2.   The Attorney General’s Office investigations:

Reficar has been officially informed that the Attorney General’s Office currently has four ongoing investigations related to the Project.

Regarding one of these four investigations, on September 12, 2017, the Attorney General’s Office issued a list of charges against certain former members of Reficar’s Board of Directors, as well as certain former officers of Reficar. The charges were related to the failure to fulfill some of their duties as administrators and/or for acting “ultra vires” in the exercise of their functions against: (i) Javier Genaro Gutiérrez (Ecopetrol CEO, 2007‑2015); (ii) Felipe Laverde (Reficar General Counsel, 2009‑March 2017); (iii) Pedro Rosales (Ecopetrol Downstream Executive Vice President, 2008‑2015); (iv) Diana Constanza Calixto (Ecopetrol Head of the Corporate Finance Unit, 2009‑2014); (v) Orlando José Cabrales (Reficar CEO, 2009-2012) and (vi) Reyes Reinoso Yanes (Reficar CEO, 2012‑2016). The Attorney General’s Office closed the case against the rest of the members of Reficar’s Board of Directors and the rest of the former officers of Reficar.

On January 17, 2020 the Attorney General's Office issued its judgment against Reyes Reinoso Yanes for acting "ultra vires" in the exercise of his functions promoting a special billing procedure without the due diligence required to protect Reficar's resources. As for the other four individuals initially investigated, they were acquitted of the charges.

The specific content and status of the remaining three ongoing investigations remains confidential.

As of the date of the consolidated financial statements, the current Boards of Directors of Ecopetrol and Reficar are not part of the Attorney General's Office proceedings.

3.   The Prosecutor’s Office investigations:

The Prosecutor’s Office has been conducting the following legal proceedings:

3.1  Between July 25 and August 2, 2017, the Prosecutor’s Office indicted the following individuals with charges, the majority of which are related to offenses against the public administration and illegal interest in the execution of agreements: (i) Orlando José Cabrales Martínez (Reficar CEO, 2009‑2012); (ii) Reyes Reinoso Yanes (Reficar CEO, 2012‑2016); (iii) Felipe Laverde Concha (Reficar General Counsel, 2009‑March 2017); (iv) Pedro Alfonso Rosales Navarro (Ecopetrol Downstream Executive Vice President, 2008‑2015); (v) Masoud Deidehban (CBI Executive Project Director); (vi) Phillip Asherman (CBI CEO) and (vii) Carlos Lloreda (Reficar’s statutory auditor from 2013‑2015.) The arraignment hearing began on May 30, 2018, and concluded on August 22, 2018.

The Prosecutor’s Office has already made public the factual basis for such charges, which is based on the theory that: (i) executing a cost reimbursable engineering, procurement and construction contract (EPC) and not a lump sum agreement favored CBI interests, and (ii) executing special invoicing procedures (MOA –Memorandum of Agreement and PIP –Project Invoicing Procedure) with CBI allowed the payments of unreasonable amounts not duly verified by the Joint Venture Foster Wheeler USA Corporation and Process Consultant Inc (FPJVC). The defense attorneys have not yet had an opportunity to present their case against such facts in a court of law.

On May 9, 2017, Ecopetrol’s Audit and Risk Committee retained a U.S.-based outside law firm to commence a third-party investigation into the matters set forth in the Prosecutor’s Office announcement. The results were presented in December 2017 to Ecopetrol’s Audit and Risk Committee. This investigation concluded that to date there has been no evidence of possible unlawful acts that affect Ecopetrol’s internal control over the financial reporting of the Company, on the allegations made by the Prosecutor’s Office.

3.2  On October 22 and 23, 2018, the Prosecutor’s Office indicted the following individuals with charges related to improper management and obtaining false public documents: Javier Genaro Gutiérrez Pemberthy (Ecopetrol CEO, 2007‑2015), Reyes Reinoso Yánez (Reficar CEO, 2012‑2016), Pedro Alfonso Rosales Navarro (Ecopetrol Downstream Executive Vice President, 2008‑2015), and Diana Constanza Calixto Hernández (Ecopetrol Head of the Corporate Finance Unit, 2009‑2014). The arraignment hearing took place on August 5, 2019.

The Prosecutor's Office made public the factual basis of the charges, which is based on the theory that the indicted directors hid necessary information from Ecopetrol's Board of Directors before the approval of amendment No. 3 of the EPC contract. The defense attorneys have not yet had an opportunity to present their case against such facts in a court of law.

On January 27, 2020, during the indictment hearing, Ecopetrol and Reficar were recognized as victims.

3.3  On March 18, 2019, the Prosecutor’s Office indicted the following individuals with charges related to entering into agreements without compliance with legal requirements: Orlando José Cabrales Martínez (Reficar CEO, 2009-2012) and Felipe Castilla (Reficar CEO, 2009). The arraignment hearing took place on January 27, 2020.

The Prosecutor's Office has already made public the factual basis of the charges, which is based on the theory that hiring FPJVC as the PMC of the project through a sole source process violated the objective selection principle.

Ecopetrol and Reficar have cooperated closely and extensively with the control entities in furthering their investigations and will continue to monitor the status and development of these investigations.

As of the date of the consolidated financial statements, the current Boards of Directors of Ecopetrol and Reficar and their employees are not part of the Prosecutor's Office proceedings. None of the legal proceedings described in this paragraph are related with bribery charges.

As of the date of the consolidated financial statements, Ecopetrol and Reficar have no knowledge of any legal proceeding in the United States regarding the project.